SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Confidential. For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             SOBIESKI BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)   Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)   Proposed maximum aggregate value of transaction:

         (5)   Total fee paid:


[   ]   Fee paid previously with preliminary materials:


[   ]   Check box if any part of the fee is offset as provided by Exchange  Act

Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)   Amount Previously paid:

         (2)   Form, Schedule or Registration Statement no.:

         (3)   Filing Party:

         (4)   Date Filed:

                             SOBIESKI BANCORP, INC.



                                                              September 23, 1998


Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Sobieski Bancorp, Inc., I cordially invite you to attend the Annual Meeting of Stockholders. The meeting will be held at 2:00 p.m., local time, on October 19, 1998 at the Company's main office located at 2930 W. Cleveland Road, South Bend, Indiana.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to elect two directors and ratify the appointment of PricewaterhouseCoopers LLP as the Company's auditors. The Board of Directors recommends that you vote FOR the Board's nominees for election as directors and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's auditors.

         In addition to the stockholder vote on corporate business items, the meeting will include management's report to you on Sobieski Bancorp, Inc.'s 1998 financial and operating performance.

         I encourage you to attend the meeting in person. Whether or not you attend the meeting, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save Sobieski Bancorp, Inc. additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

         Thank you for your attention to this important matter.

                                           Sincerely,



                                           /s/Thomas F. Gruber
                                           -------------------
                                           Thomas F. Gruber
                                           President and Chief Executive Officer

                             SOBIESKI BANCORP, INC.
                             2930 W. Cleveland Road
                            South Bend, Indiana 46628
                                 (219) 271-8300

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 19, 1998


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Sobieski Bancorp, Inc. (the "Company") will be held at the Company's main office, located at 2930 W. Cleveland Road, South Bend, Indiana at 2:00 p.m., South Bend, Indiana time, on October 19, 1998.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  the election of two directors of the Company;

         2. the ratification of the appointment of PricewaterhouseCoopers LLP as the auditors of the Company for the fiscal year ending June 30, 1999;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on September 11, 1998 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           /s/Thomas F. Gruber
                                           -------------------
                                           Thomas F. Gruber
                                           President and Chief Executive Officer


South Bend, Indiana
September 23, 1998


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT



                             Sobieski Bancorp, Inc.
                             2930 W. Cleveland Road
                            South Bend, Indiana 46628
                                 (219) 271-8300


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 19, 1998


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Sobieski Bancorp, Inc. (the "Company"), the parent company of Sobieski Federal Savings and Loan Association of South Bend ("Sobieski Federal" or the "Association"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's main office, located at 2930 W. Cleveland Road, South Bend, Indiana on October 19, 1998, at 2:00 p.m., South Bend, Indiana time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting, this Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about September 23, 1998.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of two directors and (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as auditors for the Company for the fiscal year ending June 30, 1999.

Vote Required and Proxy Information

         All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees named herein and for the ratification of the appointment of PricewaterhouseCoopers LLP as auditors for the Company. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes cast. The ratification of the appointment of PricewaterhouseCoopers LLP as auditors requires the affirmative vote of a majority of the votes cast on the matter. Proxies marked to abstain with respect to a proposal will have the same effect as votes against the proposal. Votes withheld (for the election of directors) and broker non-votes will have no effect on the vote. The holders of at least one-third of the shares of the Common Stock entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Secretary, Sobieski Bancorp, Inc., 2930 W. Cleveland Road, South Bend, Indiana 46628.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on September 11, 1998 will be entitled to one vote for each share of Common Stock then held. As of that date, there were 782,100 shares of Common Stock issued and outstanding. The following table sets forth, as of September 11, 1997, information regarding share ownership of (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock and (ii) all directors and executive officers of the Company and the Association as a group. For information regarding the beneficial ownership of Common Stock by the directors of the Company, see "Proposal I. Election of Directors."

                                                               Shares
                                                           Beneficially      Percent
         Beneficial Owner                                      Owned         of Class
         ----------------                                      -----         --------
Sobieski Bancorp, Inc. Employee Stock Ownership Plan          77,280(1)         9.88%
2930 W. Cleveland Road
South Bend, Indiana  46628

John Hancock Mutual Life Insurance Company and                40,000(2)         5.11
John Hancock Subsidiaries, Inc.
P.O. Box 111
Boston, Massachusetts 02117

              and

The Berkeley Financial Group and
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199

Directors and executive officers of the Company              112,434(3)        13.88
 and the Association, as a group (8 persons)

------------------------
(1) The amount reported represents shares held by the Company's Employee Stock Ownership Plan ("ESOP"), 26,896 of which have been allocated to the accounts of participants. First Source Bank, South Bend, Indiana, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account are voted by the trustee in the same proportion as allocated shares voted by participants.

(2) As reported by John Hancock Mutual Life Insurance Company ("JHMLIC"), JHMLIC's wholly-owned subsidiary, John Hancock Subsidiaries, Inc. ("JHSI"), JHSI's wholly-owned subsidiary, The Berkeley Financial Group ("TBFG"), and TBFG's wholly-owned subsidiary, John Hancock Advisers, Inc., ("JHA") in a statement as of December 31, 1997 on a Schedule 13G filed with the Securities and Exchange Commission (the "SEC"). JHMLIC, JHSI and TBFG reported indirect beneficial ownership of these shares. JHA reported sole voting and dispositive powers as to all of such shares.

(3) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which the group members may be deemed to have sole or shared voting and/or investment powers. Amount also includes 27,816 shares subject to options granted under the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan") currently exercisable or which will become exercisable within 60 days of September 11, 1998 and 14,750 shares awarded as restricted shares under the Company's Recognition and Retention Plan (the "RRP") that have vested or will vest within 60 days of September 11, 1998 (and which have or will become free of all restrictions originally placed thereon).

                       PROPOSAL I - ELECTION OF DIRECTORS


         The Company's Board of Directors is presently composed of six members, each of whom is also a director of the Association. The Directors are divided into three classes. Directors of the Company are generally elected to serve for three-year terms which are staggered to provide for the election of approximately one-third of the directors each year.

         The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office, and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                          Shares of Common
                           Age at                                              Term      Stock Beneficially   Percent
                          June 30,                                  Director    to             Owned at          of
    Name                    1998        Position(s) Held            Since(1)  Expire    September 11, 1998(2)  Class
    ----                    ----        ----------------            --------  ------    --------------------   -----
                                         NOMINEES

Leonard J. Dobosiewicz       57    Director                          1977      2001           11,058            1.41
Joseph A. Gorny              55    Director                          1993      2001           24,058            3.06

                                   DIRECTORS CONTINUING IN OFFICE

Thomas F. Gruber             55    President and Chief               1981      1999           21,054            2.71
                                   Executive Officer
Joseph F. Nagy               50    Vice Chairman and Director        1985      1999           11,558            1.47
George J. Aranowski          67    Director                          1973      2000           14,058            1.79
Robert J. Urbanski           46    Chairman of the Board             1991      2000           24,058            3.06

---------------------------
(1)  Includes service as a director of the Association.

(2) Includes shares held directly, as well as shares held in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the named individuals may be deemed to have sole or shared voting and/or investment powers. Also includes 2,898, 2,898, 10,626, 2,898, 2,898 and 2,898 shares which Messrs.
     Dobosiewicz, Gorny, Gruber, Nagy, Aranowski and Urbanski, respectively, currently or will within 60 days of September 11, 1998 have the right to acquire pursuant to stock options granted under the Stock Option Plan and 1,160, 1,160, 4,252, 1,160, 1,160 and 1,160 shares awarded as restricted stock under the RRP to Messrs. Dobosiewicz, Gorny, Gruber, Nagy, Aranowski and Urbanski respectively, which have vested or will vest within 60 days of September 11, 1998 (and which have or will become free of all restrictions originally placed thereon).

         The business experience of each director and director nominee is set forth below. All directors and director nominees have held their present positions for at least the past five years, except as otherwise indicated.

         Leonard J. Dobosiewicz. Mr. Dobosiewicz has been in the maintenance profession at local schools.

         Joseph A. Gorny. Mr. Gorny is in the real estate business and is also the owner of a liquor store.

         Thomas F. Gruber. Mr. Gruber became the President and Chief Executive Officer of the Company and the Association in September 1996 after the retirement of Gerald R. Gadacz. Prior to being named President and Chief Executive Officer, Mr. Gruber was the State Editor of the South Bend Tribune.

         Joseph F. Nagy. Mr. Nagy is the Auditor of St. Joseph County, Indiana.

         George J. Aranowski. Mr. Aranowski is a public accountant with his own accounting practice.

         Robert J. Urbanski. Mr. Urbanski is President of Trans Tech Electric Co., an electrical contractor in South Bend.


Board of Directors' Meetings and Committees

         Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are held on at least a quarterly basis. The Board of Directors met 12 times during the fiscal year ended June 30, 1998. During fiscal 1998, no incumbent director of the Company attended fewer than 75% of the total number of Board Meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The  Board  of  Directors  of  the  Company  has  standing   Audit  and
Compensation Committees.

         The Audit Committee recommends independent auditors to the Board and reviews the results of the auditors' services. The members of the Audit Committee are Directors Nagy, Aranowski and Urbanski. During fiscal 1998, this committee met four times.

         The Compensation Committee is currently composed of Directors Aranowski, Nagy and Urbanski. The Compensation Committee is responsible for administering the Stock Option Plan and the RRP. The Compensation Committee met five times during fiscal 1998.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the Bylaws of the Company. Pursuant to the Company's Bylaws, nominations by shareholders generally must be delivered in writing to the Secretary of the Company at least 90 days prior to the date of the annual meeting, and must comply with certain other requirements specified in the Bylaws.

         Board and Committee Meetings of the Association. Meetings of the Association's Board of Directors are generally held on a monthly basis. The Board of Directors of the Association held 14 meetings during the year ended June 30, 1998. No incumbent director attended fewer than 75% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which he served during the year.

Director Compensation

         Fees. Directors of the Company are paid $500 per month for service on the Company's Board of Directors. Directors of the Association are paid fees of $450 per meeting attended. Directors of the Association also receive compensation for participation on committees in the amount of $100 for each meeting attended. In addition, during fiscal 1998, Mr. Urbanski received $400 per month for service as Chairman of the Board of Directors of the Company and Mr. Nagy received $200 per month for service as Vice Chairman of the Board of Directors of the Company.

         Fee Continuation Plan. Effective July 1, 1998, the Company adopted the Sobieski Bancorp, Inc. Fee Continuation Plan for Retired Directors (the "Fee Continuation Plan"). The Fee Continuation Plan provides for payment of a specified amount to each eligible director upon the occurrence of the later of
(i) the director's attainment of age 70 or (ii) the termination of the director as a member of the Company's Board of Directors ("Payment Event"). Specifically, upon the occurrence of a Payment Event with respect to an eligible director, such director shall be entitled to begin receiving payment of an amount equal to the cumulative monthly remuneration to the director for meetings of the Company's full Board of Directors for the 12 month period preceding the retirement or other termination of the director (the "Director's Fee"). The Director's Fee shall be paid to the director for ten years and shall be paid monthly beginning on the first day of the month following the Payment Event. The Company will maintain life insurance contracts on the directors to provide funding for the Company's retirement obligations under the Fee Continuation Plan.

         To be eligible to participate in the plan, a person must have been a member of the Company's Board of Directors as of June 30, 1998, or become a member of the Company's Board of Directors after June 30, 1998 and serve in such capacity for five full consecutive years. The Fee Continuation Plan provides that if an eligible director's death occurs before commencement of the payments described above or while such payments are being made to the director, then the director's spouse shall be entitled to receive such benefits as if the director were alive. If the deceased eligible director had no spouse, all benefits will terminate upon the director's death.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. However, the Company does reimburse the Association for services performed on behalf of the Company by its officers. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than the Association.

         The following table sets forth information concerning the compensation paid or accrued by the Association for services rendered by Thomas F. Gruber, the Company's and the Association's Chief Executive Officer. No executive officer of the Company or the Association was paid in excess of $100,000 during fiscal 1998.

                                              Summary Compensation Table


                                                                             Long-Term Compensation
                                               Annual Compensation                    Awards
                                          -------------------------------   ------------------------
                                                             Other Annual   Restricted                    All Other
                               Fiscal     Salary    Bonus    Compensation      Stock        Options/    Compensation
 Name and Principal Position    Year      ($)(2)     ($)         ($)         Award ($)      SARs (#)         ($)
 ---------------------------    ----      ------     ---         ---         ---------      --------         ---
Thomas F. Gruber, President     1998      $79,688    ---         ---        $   ---          ---         $14,669(5)
and Chief Executive Officer(1)  1997       63,370    ---         ---         98,532(3)     19,320(4)         ---
                                1996          ---    ---         ---            ---           ---            ---

--------------
(1) Mr. Gruber became President and Chief Executive Officer of the Company and the Association in September 1996. Prior to that time, he was a director of the Company and the Association but did not serve as an executive officer of the Company or the Association.

(2) Includes $18,000 in fees for service as a director of the Company and the Association during fiscal year 1998. For his service as a director of the Company in fiscal years 1997 and 1996, Mr. Gruber received fees of $18,380 and $22,865, respectively.

(3) Based on the $12.75 average of the closing bid and ask price per share of the Common Stock on September 30, 1996, the date of grant. With respect to the 7,728 shares of restricted stock granted on September 30, 1996, 20 percent vested on September 30, 1997 and the remaining shares are scheduled to vest in equal installments on September 30, 1998, 1999, 2000 and 2001. While a director of the Company, Mr. Gruber was awarded on October 25, 1995, 1,932 shares of restricted stock (the value of which, on the date of grant (based on the $12.625 average of the closing bid and ask price per share of the Common Stock on the date of grant) was $24,392). Twenty percent of the 1,932 restricted shares vested on October 25, 1996, an additional 20 percent vested on October 25, 1997 and the remaining shares are scheduled to vest in equal installments on October 25, 1998, 1999 and 2000, respectively.
         Dividends are paid on the restricted shares held by Mr. Gruber to the same extent and on the same date as dividends are paid on all other outstanding shares of the Common Stock. Based on the closing price per share of the Common Stock on June 30, 1998 ($18.75), the 7,342 restricted shares held by Mr. Gruber had an aggregate market value of $137,663.

(4) Mr. Gruber was also granted an option to purchase 4,830 shares of Common Stock in fiscal 1996.

(5) Includes employer contributions under the Association's 401(k) Plan of $941, term life insurance premiums paid by the Association for Mr. Gruber's benefit of $1,276 and allocations for 1998 to Mr. Gruber's ESOP account valued at $12,452.

         The following table sets forth information regarding stock options exercised by Mr. Gruber during fiscal 1998 and the number and value of unexercised stock options held by Mr. Gruber at June 30, 1998. All options granted will expire ten years from the date of grant and have exercise prices per share equal to the market value per share of the Common Stock on the date of grant.

                          AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                 OPTION/SAR VALUES



                                                                                          Value of
                                                          Number of                     Unexercised
                           Shares                       Unexercised                    In-the-Money
                         Acquired                     Options/SARs at                 Options/SARs at
                            on        Value              FY-End (#)                      FY-End ($)
                         Exercise    Realized   ---------------------------    ----------------------------
     Name                   (#)        ($)      Exercisable   Unexercisable    Exercisable    Unexercisable
     ----                   ---        ---      -----------   -------------    -----------    -------------
Thomas F. Gruber            ---        ---        5,796          18,354         $35,018(1)     $110,487(1)

-------------
(1) Represents the difference between the aggregate fair market value of the options as of June 30, 1998 and the aggregate exercise price.


         Employment Agreement with Mr. Gruber. On September 30, 1996, the Association entered into an employment agreement with Mr. Gruber providing for an initial term of three years (the "Employment Agreement"). The Employment Agreement provides for an annual salary in an amount not less than Mr. Gruber's salary as of the date on which the Employment Agreement was executed and provides for an annual extension of the term of the Employment Agreement by one year, subject to the performance of an annual formal evaluation by disinterested members of the Board of Directors of the Association. The Employment Agreement also provides for termination in the event of Mr. Gruber's death, for cause or in certain events specified by the regulations of the Office of Thrift Supervision. The Employment Agreement is also terminable by Mr. Gruber upon 90 days' notice to the Association.

         The Employment Agreement provides for payment to Mr. Gruber of an amount equal to 299% of his five-year average base compensation, if his employment is involuntarily terminated in connection with a "change in control" of the Association or the Company or within twelve months thereafter. If the employment of Mr. Gruber had been terminated as of June 30, 1998 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $300,876.

         Supplemental Executive Retirement Plan. Effective July 1, 1998, the Association adopted the Sobieski Federal Savings and Loan Association
Supplemental Executive Retirement Plan (the "SERP") for the benefit of Mr. Gruber. The SERP provides for payment of a specified amount to Mr. Gruber, as President of the Association, upon the occurrence of the later of (i) Mr. Gruber's attainment of age 65 or (ii) the termination (other than for cause) of Mr. Gruber as President of the Association ("Payment Event"). Specifically, upon the occurrence of a Payment Event, Mr. Gruber shall be entitled to begin receiving payment of an amount equal to three percent of his base annual salary in effect as of the date of termination of his employment as President of the Association, multiplied by the number of full years he was employed as President of the Association, beginning on June 30, 1998 and ending on the effective date of termination (the "Benefit"). The Benefit shall be paid to Mr. Gruber for each of the ten years following the Payment Event and shall be paid monthly beginning on the first day of the month following the Payment Event. The Association will maintain a life insurance contract on Mr. Gruber to provide funding for the Association's retirement obligations under the SERP.

         To be eligible to receive the Benefit, Mr. Gruber must serve as President of the Association for a period of five consecutive years, beginning on June 30, 1998 and ending on June 29, 2003. The Fee Continuation Plan provides that if Mr. Gruber dies before commencement of payment of the Benefit, or while the Benefit is being paid, then Mr. Gruber's spouse shall be entitled to receive such payments as if Mr. Gruber were alive.

         Retirement Agreement with Gerald R. Gadacz. On July 10, 1996, the Association and the Company entered into a retirement agreement with Gerald R. Gadacz pursuant to which Mr. Gadacz retired as President and Chief Executive Officer of the Association and the Company. He also retired from the Board of Directors of both the Association and the Company and agreed to the cancellation of his employment agreement. In consideration for the foregoing, the Company agreed to pay Mr. Gadacz $80,000 per year over a two-year period. In addition, the company agreed to provide to Mr. Gadacz with health benefits for a period of two years and other benefits up to $10,000. The Association's and the Company's obligations under the retirement agreement with Mr. Gadacz ceased on July 10, 1998.

Certain Transactions

         The Association has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for other purposes. All such loans to directors and executive officers are required to be made in the ordinary course of business and on substantially the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility. All loans to directors and officers were performing in accordance with their terms at June 30, 1998.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS


         The Board of Directors of the Company has appointed PricewaterhouseCoopers LLP, independent accountants, to be the Company's auditors for the fiscal year ending June 30, 1999. Representatives of PricewaterhouseCoopers LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1999.

                              STOCKHOLDER PROPOSALS


         In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 2930 W. Cleveland Road, South Bend, Indiana 46628, no later than May 26, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's Certificate of Incorporation and Bylaws and Delaware law. Under the proxy rules, in the event that the Company receives notice of a stockholder proposal to take action at the next annual meeting that is not submitted for inclusion in the Company' proxy materials, or is submitted for inclusion but is properly excluded from such proxy materials, the persons named in the form of proxy sent by the Company to its stockholders intend to exercise their discretion to vote on such proposal in accordance with their best judgment if notice of the proposal is not received at the main office of the Company by the Deadline (as defined below). In addition to the provision of the proxy rules regarding discretionary voting authority described in the preceding sentence, the Company's Bylaws provided that if notice of a stockholder proposal to take action at the next Annual Meeting is not received at the main office of the Company by the Deadline, such proposal will not be recognized as a matter proper for submission to the Company stockholders and will not be eligible for presentation at such meeting. The "Deadline" means the date that is 90 days prior to the date of the next annual meeting;

however, in the event that less than 100 days' notice or prior public disclosure of the date of such meeting is given or made to stockholders, the "Deadline" means the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons owning more than 10% of a registered class of the Company's equity securities, to file periodic reports of ownership and changes in ownership with the SEC and to provide the Company with copies of such reports. Based solely upon information provided to the Company by the directors and officers subject to Section 16(a), all Section 16(a) filing requirements applicable to such persons were complied with during fiscal 1998, except for the inadvertent failure to timely file a Form 3 Initial Statement of Beneficial Ownership by Gregory J. Matthews, Vice President and Chief Operating Officer of the Company. Mr. Matthews subsequently filed the required form with the SEC.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act on such matter in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Association may solicit proxies personally or by telegraph or telephone without additional compensation.

                                 REVOCABLE PROXY
                              SOBIESKI BANCORP, INC.

        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS

                                October 19, 1998

   The undersigned hereby appoints the Board of Directors of Sobieski Bancorp, Inc. (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the main office of the Company, located at 2930 W. Cleveland Road, South Bend, Indiana on October 19, 1998 at 2:00 p.m. and at any and all adjournments and postponements thereof.

   The Board of Directors recommends a vote "FOR" the election of the nominees listed in Item 1 and "FOR" the ratification of the appointment of auditors named in Item 2.

   1. The election as directors of all nominees listed below (except as marked to the contrary):

                 Leonard J. Dobosiewicz             Joseph A. Gorny

                [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT


   INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------


   2. The ratification of the appointment of PricewaterhouseCoopers LLP as auditors for the Company for the fiscal year ending June 30, 1999.


                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN

   In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

   THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION AS DIRECTORS LISTED IN
ITEM 1 ABOVE AND FOR THE  RATIFICATION  OF THE  APPOINTMENT OF AUDITORS NAMED IN
ITEM 2 ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                         Please be sure to sign and date
                          this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above


    Detach above card, sign, date and mail in postage paid envelope provided.

                              SOBIESKI BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

  The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.

  Please sign exactly as your name(s) appear(s) on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY